UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 10, 2011
(Date of earliest event reported)

Rosetta Resources Inc.
(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

713-335-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2011, Rosetta Resources Inc. (the "Company") entered into a Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement (the “Revolver Amendment”) with BNP Paribas as Administrative Agent, and the other lenders identified therein amending the Amended and Restated  Senior Revolving Credit Agreement (as previously amended and as further amended by the Revolver Amendment, the “Amended Revolver”) to provide for a senior secured revolving line of credit of up to $750.0 million and to extend its term until May 10, 2016.  As extended, the borrowing base under the Amended Revolver is currently set at $325 million.  Amounts outstanding under the Amended Revolver bear interest at specified margins over London Interbank Offered Rate (LIBOR) of 1.75% to 2.75% or specified margins over base rate of 0.75% to 1.75%.  The Company is subject to the financial covenants of a minimum current ratio of not less than 1.0 to 1.0 as of the end of each fiscal quarter and a maximum leverage ratio of not greater than 4.0 to 1.0, calculated at the end of each fiscal quarter for the four fiscal quarters then ended and giving pro forma effect to acquisitions and divestitures of material property.  In addition, the Company is subject to covenants and other restrictions limiting, among other things, dividends and other restricted payments, transactions with affiliates, incurrence of debt, changes of control, asset sales, investments and liens on properties.  The Company will pay an upfront facility fee on the total commitment.  The foregoing description of the Amended Revolver does not purport to be complete and is qualified in its entirety by reference to the Revolver Amendment which is filed as Exhibit 10.50 to this Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure

On May 16, 2011, the Company issued a press release announcing that it has amended its senior revolving credit agreement. A copy of the press release can be found on the Company's website under the tab "Press Releases".

The press release is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Company transactions:
None
(d) Exhibits

Exhibits. The Registrant includes a copy of the press release as Exhibit 99.1.
Exhibits. The Registrant includes a copy of the Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement as Exhibit 10.50.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2011	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski

Michael J. Rosinski
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Rosetta Resources Inc. dated May 16, 2011.
10.50	Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement.